Exhibit 99.2
SUPPLEMENTAL SLIDES THIRD QUARTER FISCAL 2011 EARNINGS CALL PUTTING OUR BRAND TO WORK 1 NYSE Amex: GHM 1

SAFE HARBOR STATEMENT This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could," and other similar words. All statements addressing operating performance, events, or developments that Graham Corporation expects or anticipates will occur in the future, including but not limited to, statements relating to anticipated revenue, the timing of conversion of backlog to sales, profit margins, foreign sales operations, its strategy to build its global sales representative channel, the effectiveness of automation in expanding its engineering capacity, its ability to improve cost competitiveness, customer preferences, changes in market conditions in the industries in which it operates, changes in general economic conditions and customer behavior and its acquisition strategy are forward-looking statements. Because they are forward-looking, they should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Graham Corporation's most recent Annual and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of Graham Corporation's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on Graham Corporation's forward-looking statements. Except as required by law, Graham Corporation disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this presentation. 2

JIM LINES PRESIDENT AND CHIEF EXECUTIVE OFFICER PUTTING OUR BRAND TO WORK NYSE Amex: GHM

HIGHLIGHTS OF 3Q FY2011 Orders: Driven by international markets Refinery pipeline solid H d b i t Hydrocarbon processing opportunities Canadian oil sands Sales: Sequential and comparable period growth Margins: In line with expectations Energy Steel Acquisition: Excellent strategic fit 4 Graham Corporation 2011

EXPANDING REVENUE Sales by Region Q3 FY11 YTD Revenue: $48.3 million 12-$86.4 $101.1 U.S. Middle East 14% Asia 12 Month Revenue ($ in millions) $55.2 $65.8 $62.2 $69 - $72 Est.* 41% s a 26% Other 19% International sales at 64% of total Sales by Market $48.3 Q3FY11 YTD FY2006 FY2007 FY2008 FY2009 FY2010 FY2011 Est. Oil Refining 33% Chemical Processing 28% Power 17% Graham Corporation 2011 5 Other 22% * Guidance provided as of February 4, 2011 and includes Energy Steel which was acquired 12/14/10

ENERGY STEEL ACQUISITION Great progress on integp g gration Acquisition costs expensed: $0.05/share impact to Q3 2011 net income Opportunities: Increase market penetration with existing nuclear power plants Integrate engineering and design expertise with certified manufacturing process New power plant designs: 4-6 new plants expected by 2018* Significant addressable opportunities per plant 6 Graham Corporation 2011 g pp p p * Source: World Nuclear Association, Nuclear Power in the USA, 12/28/10

STRATEGIC ACTIONS TO DRIVE GROWTH Expand market opportunities: larger addressable market Naval Nuclear Propulsion Program (NNPP) Nuclear Power Energy Steel acquisition Undergoing certification process for Batavia Operations Renewable energy Broaden subcontractor network: greater flexibility, shorter supply chain In 2010: Added 3 in North America International: 3 in South Korea; 2 in China; 2 in India Strengthen variable cost model Strengthen core business for margin retention Shortened load times Reduced errors IT improvements in production and office Continuous improvement process (CIP) 7 Graham Corporation 2011 Investments in personnel to expand capability and capacity

JEFF GLAJCH VICE PRESIDENT AND CHIEF FINANCIAL OFFICER PUTTING OUR BRAND TO WORK NYSE Amex: GHM

INTERNATIONAL SALES DRIVING RECOVERY $24.7 $24.8 Quarterly Revenue $19.2 million 3Q FY2011 Revenue $20.1 $19.2* International 64% $16.1 $12.2 $13.8 $13.4 $15.7 U.S. 36% Emerging economies driving next cycle: Asia (China), Middle East, South America Sales rebounded after four-quarter trough Graham Corporation 2011 9 q g Capital intense projects tend to lag general economic cycle * Energy Steel contributed $0.7 million in orders to the quarter since its acquisition on Dec. 14, 2010

RECOVERING ORDER TREND AND STRONG BACKLOG Backlog (In millions) $51.6* Quarterly Orders $89.8 $94.3 $89.1 $83.3 $90.5** $8.1 $20.5 $8.8 $29.6 $18.3 $8 1$10.5 $17.8** (In millions) $52.5 $48.3 $37.0 $50.5 Q3 FY09 Q4 FY09 Q1 FY10 Q2 FY10 Q3 FY10 Q4 FY10 Q1 FY11 Q2 FY11 Q3 FY11 8.1 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 $86.5 $107.1 $73 9 $108.3* Annual Orders (In millions) *GHM won an order in Q3 FY10 from Northrup Grumman for a US Navy carrier program in excess of $25 million ** E St l t ib t d 0 8 illi i d t th t i Q FY09 Q FY09 Q FY10 Q FY10 Q FY10 Q FY10 Q FY11 Q FY11 Q $66.2 FY11 73.9 $54.7** Graham Corporation 2011 Energy Steel contributed $0.8 million in orders to the quarter since its acquisition on Dec. 14, 2010, and had $8.6 million in backlog at Dec. 31, 2010. 10 FY06 FY07 FY08 FY09 FY10 Q3FY11 TTM

OPERATIONAL REVIEW: Q3 FY2011

GRAHAM ENGINEERING ANSWERS

Gross Margin



37.9%
38.8%
41.1%
36.3%
31.4%
31.1%
28.8%
34.0%
25.3%
Q3 FY09
Q4 FY09
Q1 FY10
Q2 FY10
Q3 FY10
Q4 FY10
Q1 FY11
Q2 FY11
Q3 FY11*

Operating Margin



23.5%
22.4%
25.0%
16.9%
9.1%
8.6%
9.6%
14.8%
6.7%
Q3 FY09
Q4 FY09
Q1 FY10
Q2 FY10
Q3 FY10
Q4 FY10
Q1 FY11
Q2 FY11
Q3 FY11*

SG&A

($ in millions)



$3.6
$3.5
$3.2
$3.0
$2.7
$3.1
$2.6
$3.0
$2.9
Q3 FY09
Q4 FY09
Q1 FY10
Q2 FY10
Q3 FY10
Q4 FY10
Q1 FY11
Q2 FY11
Q3 FY11*

% of sales: 14.4% 14.1% 16.1% 18.8% 22.3% 22.5% 19.2% 19.2% 18.6%

** Excludes $0.7 million in transaction costs related to the acquisition of Energy Steel on December 14, 2010.*

11

Graham Corporation © 2011

FINANCIAL REVIEW: OUTLOOK 40% 41% Gross Margin SG&A (In millions) $13 1 $14.8 $12.4 - $12 8 Est * 29% 26% 36% 28%-30% 29% Est.* $10.5 $10.8 13.1 $12.1 $8.5* 12.8 Est.* Estimates based on full year fiscal 2011 guidance of revenue between $69 and $72 million and gross margin between 28% and 30% Margins impacted by orders won in more competitive pricing environment th k f th t b i l t i i th id t hi h Graham Corporation 2011 12 At the peak of the next business cycle GHM expects margins in the mid- to- high 30% range *Guidance provided as of February 4, 2011 and includes Energy Steel which was acquired 12/14/10 ** Excludes $0.7 million in transaction costs related to the acquisition of Energy Steel on December 14, 2010

RAISED THE FLOOR ON MARGINS $110 Previous Cycle: FY1993 to 2000* Current Cycle: FY2005 to Present $86.4 $101.1 $ $95 ($ in millions) FY98 to FY00: 33% decline in revenue FY09 to FY10: 39% decline in revenue $55.2 $65.8 $62.2 $62.1 $51.8 $48 9 $65 80 $40.3 $41.0 $41.3 $46.4 $46.8 48.9 $34.9 $35 $50 FY2005 FY2006 FY2007 FY2008 FY2009 FY2010 Q3FY11 TTM $20 FY1993 FY1994 FY1995 FY1996 FY1998 FY1999 FY2000 3.6% 4.5% 7.7% 10.1% 11.1% 7.0% 3.3% 1.4% 11.3% 10.5% 25.5% 27.1% 19.0% ** Margin 12.4% Graham Corporation 2011 * Data from FY1993 though FY2000 excludes discontinued operations. ** 1997 was a three-month transition year and is excluded from this comparison; 1996 reflects a 12-month period. Note: See supplemental slides for EBITDA reconciliation. 13

STRONG CASH POSITION $74.6 Cash and Cash Equivalents No bank debt at $70.8 $48 2 ($ in millions) 12/31/10 Energy Steel: all cash $18 million acquisition $36.8 $46.2 48.2 3/31/08 3/31/09 3/31/10 9/30/10 12/31/10 Graham Corporation 2011 14 * Includes large customer deposits: ~ $14 - $16 million at 3/31/10 & $10 - $12 million at 9/30/10; $6 - $8 million at 12/31/10

SUPPLEMENTAL SLIDES THIRD QUARTER FISCAL 2011 EARNINGS CALL PUTTING OUR BRAND TO WORK 15 NYSE Amex: GHM 15

EBITDA RECONCILIATION Current Cycle 2005 2006 2007 2008 2009 2010 Q3FY11 TTM GAAP operating profit $ (206) $ 5,454 $ 6,013 $ 21,088 $ 26,328 $ 10,042 $ 6,074 Depreciation & amortization 780 793 887 989 1,111 1,797 1,640 EBITDA $ 574 $ 6,247 $ 6,900 $ 22,077 $ 2 7,439 $ 11,839 $ 7,714 Previous Cycle 2000* 1999* 1998* 1996* 1995* 1994* 1993* GAAP operating profit $ 332 $ 2,591 $ 4,932 $ 3 ,995 $ 2,818 $ 1,075 $ 662 Depreciation & amortization 827 820 804 706 732 771 807 EBITDA $ 1 159 $ 3 411 $ 5 736 $ 4 701 $ 3 550 $ 1 846 $ 1 469 * Data from FY1993 though FY2000 excludes discontinued operations and is unaudited; 1997 was a three-month transition year and is excluded from this comparison; 1996 reflects a 12-month period. 1,159 3,411 5,736 ,701 3,550 1,846 1,469 16 Graham Corporation 2011